UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2016

CARBON SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-54817	20-5451302
(Commission File Number)	(I.R.S. Employer Identification No.)

5511C Ekwill Street, Santa Barbara, California	93111
(Address of principal executive offices)	(Zip Code)

(805) 456-7000
(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_]    Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01.  Changes in Registrant's Certifying Accountant

On January 25, 2016, Carbon Sciences, Inc., a Nevada corporation (the "Company"), engaged Liggett & Webb P.A. ("New Accountant") as its principal independent registered public accounting firm to audit the Company's financial statements.  The Company did not consult the New Accountant on any matters described in Item 304(a)(2) of Regulation S-K during the Registrant's two (2) most recent fiscal years or any subsequent interim period prior to engaging the New Accountant.  The New Accountant has been engaged for general audit and review services and not because of any particular transaction or accounting principle, or because of any disagreement with the Company's former accountant, HJ Associates & Consultants, LLP (the "Former Accountant").

The Former Accountant was dismissed effective January 25, 2016.  The Former Accountant's reports on the Company's financial statements during its past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles, except for a going concern qualification contained in its audit report for the fiscal years ending December 31, 2013 and 2014.  The decision to change accountants was recommended and approved by the Company's Board of Directors.  During the fiscal years ended December 31, 2013 and December 31, 2014 through the date hereof, the Company did not have any disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Former Accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

The New Accountant was engaged effective January 25, 2016.  The New Accountant was engaged for general audit and review services and not because of any particular transaction or accounting principle, or because of any disagreement with the Former Accountant.  The Former Accountant agrees with the above statements. A copy of such letter, dated January 27, 2016, is attached as Exhibit 16.1

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

(d)            Exhibits

16.1            Letter from HJ Associates & Consultants, LLP dated January 27, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CARBON SCIENCES, INC.
(Registrant)

Date: January 29, 2016

/s/ William E. Beifuss, Jr.
William E. Beifuss, Jr., Chief Executive Officer

Exhibit 16.1

January 27, 2016

U.S. Securities and Exchange Commission
100 F. Street
Washington, DC 20549 – 7561

Ladies and Gentlemen:

Re: Carbon Sciences, Inc.
Commission File No. 000-54817

We have read the statements of Carbon Sciences, Inc. pertaining to our firm included in Item 4.01 of the Form 8-K dated January 25, 2016 and are in agreement with the statements contained in that document pertaining to our firm.

Sincerely,

/s/HJ Associates & Consultants, LLP

HJ Associates & Consultants, LLP

HJ ASSOCIATES & CONSULTANTS, L.L.P.
CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS

50 West Broadway, Suite 600
Salt Lake City, Utah 84101
(801) 328-4408
Fax (801) 328-4461
www.hjcpafirm.com

January 27, 2016

RE: Carbon Sciences, Inc.
Commission File No. 000-54817

Ladies and Gentlemen:

Sincerely,

HJ Associates & Consultants, LLP

HJ Associates & Consultants, LLP

An Independently Owned Member
McGLADREY ALLIANCE | McGladrey